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                                                                    EXHIBIT 99.1


           WORLDGATE ANNOUNCES DEPLOYMENT AND INVESTMENT BY ADELPHIA,
                           CHARTER, COMCAST, AND COX

Trevose, PA. - July 26, 2000 - WorldGate Communications Inc. (Nasdaq:WGAT) today announced multi-year agreements with Adelphia Communications Corporation (Nasdaq-NMS:ADLAC), Comcast Cable Communications Inc., and Cox Communications, Inc. (NYSE:COX); and extension of an existing agreement with Charter Communications, Inc. (Nasdaq:CHTR), for the digital deployment of the WorldGate Internet on EVERY TV-SM- Service to a predetermined number of households. Along with the deployment agreements, the cable operating companies will also make investments in WorldGate totaling $24.5 million. Additionally, each investing company will earn warrants for the distribution of WorldGate Services beyond the initial commitments.

WorldGate also announced the formation of a separate joint venture with the four MSOs, called TVGateway-SM-. TVGateway will license WorldGate's patented Channel HyperLinking-SM- and Ultra-Thin Client-SM- technology from WorldGate, which can provide the back office infrastructure support necessary to implement interactive advertising and programming for the MSO's digital set-top boxes. TVGateway also will license WorldGate's Application Launcher technology, in which multiple applications can be easily interchanged in the digital set-top box.

"As the first cable operator to invest in WorldGate, I'm pleased that Adelphia, Comcast and Cox have joined Charter in developing an arsenal of interactive broadband services through TVGateway," said Jerry Kent, President and CEO of Charter. "The integration of these new interactive services in today's competitive marketplace will ensure our continued success in attracting and retaining today's customers who demand leading-edge technology."

"WorldGate is delighted to form a relationship with these leading cable companies to further the development of cutting-edge interactive broadband services," said Hal Krisbergh, CEO and Chairman, WorldGate. "We have always believed that the Internet on EVERY TV Service is uniquely positioned to satisfy a full range of consumer's needs for access to the Internet. If consumers want additional Internet access without having to purchase additional desk top computers, or they want simple e-mail and Internet access and don't have a computer, WorldGate gives the cable operator a service to satisfy those needs."

WorldGate's Internet on EVERY TV Service is the leading provider of high performance, low-cost Internet access through the TV using standard cable television converters and existing cable infrastructure. Users of the WorldGate Service require only a TV set; wireless keyboard and set-top box connected to a cable TV system. WorldGate is the only Internet through cable TV service that is deployed worldwide on both advanced analog and digital set-top converters. Subscribers to the WorldGate Service enjoy full and complete access to the entire World Wide Web, interactive programming and advertising, e-mail, games, chat services, photo e-mail services, calendaring, localized content, e-commerce and native language interface support.

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ABOUT ADELPHIA COMMUNICATIONS CORPORATION

Adelphia Communications Corporation (Nasdaq: ADLAC) is the sixth largest cable Television operator in the United States serving over 5.5 million cable subscribers. Its business operations include cable entertainment, high-speed Internet access, long distance telephone service, paging and security. Through its majority-owned subsidiary, Adelphia Business Solutions (Nasdaq: ABIZ), Adelphia also serves more than 400,000 telephone access lines. Adelphia Business Solutions provides a full line of integrated communications services to business customers including local and long distance voice services, messaging, high-speed data and Internet services. Please visit us at www.adelphia.net or www.adelphia-abs.com.

ABOUT CHARTER COMMUNICATIONS INC.

Charter Communications, a Wired World-TM- company, is among the country's leading broadband communications companies. Charter serves approximately 6.2 million customers. Charter offers an array of services including cable television under the Charter brand; advanced digital video programming services under the Charter Digital Cable-TM- brand and high-speed Internet access via Charter Pipeline-TM-. Charter is traded on the Nasdaq National Market under the ticker symbol "CHTR." More information about Charter can be accessed on the Internet at www.chartercom.com.

ABOUT COMCAST CABLE

Headquartered in Philadelphia, Comcast Cable is a division of Comcast corporation (Nasdaq: CMCSK, CMCSA), a developer, manager and operator of broadband cable networks and provider of programming content. Comcast Cable is the third largest cable company in the United States. Providing basic cable, digital cable and high speed internet services, Comcast Cable is the company to look to first for the communications products and services that connect people to what's important in their lives. At the close of 2000, the company's more than 10,000 cable division employees will serve more than 8.2 million customers in six geographic regions. More information on Comcast is available at www.comcast.com.

ABOUT COX COMMUNICATIONS, INC.

Cox Communications serves approximately 6.2 million customers nationwide, making it the nation's fifth largest cable television company. A full-service provider of telecommunications products, Cox offers an array of services, including Cox Cable; local and long distance telephone services under the Cox Digital Telephone brand; high-speed Internet access via Cox@Home, Cox Road Runner and Cox Express; advanced digital video programming services under the Cox Digital Cable brand; and commercial voice and data services via Cox Business Services. Cox is an investor in telecommunications companies including Sprint PCS and Excite@Home, as well as programming networks including Discovery Channel, The Learning Channel, Outdoor Life and Speedvision. More information about Cox Communications can be accessed on the Internet at www.cox.com.

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ABOUT WORLDGATE COMMUNICATIONS, INC.

Headquartered near Philadelphia, WorldGate, a leader in the development of interactive television, was the first commercially deployed service that enabled cable subscribers to access a full array of high-performance, low-cost Internet services and e-mail on their cable television sets and the cable television infrastructure rather than a personal computer and telephone line. WorldGate is currently deployed domestically in cable systems owned by Blue Ridge Communications, Buckeye CableSystems, Charter Communications, Click! Network, Comcast Cable Communications, Massillon Cable and Prestige Cable. WorldGate and Charter Communications in partnership with the city of LaGrange, Georgia are participating in a one-year program that provides free WorldGate Internet access to all cable subscribers in an effort aimed at closing the "digital divide." WorldGate has international deployment and trial agreements with 21 multiple system operators in 13 countries worldwide. The WorldGate-SM- Service marries WorldGate's proprietary technology with the cable television platform to use either the existing advanced analog or digital cable converter along with a remote control or wireless keyboard to bring the Internet to cable subscribers. Using advanced analog converters, the Service operates at more than 2 times the speed of a standard 56 Kbps telephone modem. With digital converters, the Service operates at speeds up to 38 Mbps, over 3.5 times faster than a typical cable modem. In addition, the Company's patented Channel HyperLinking technology allows viewers instant access from the program they are watching to a related Web site or locally available information sources. For more information, interested parties may go to www.wgate.com. WorldGate's stock is traded on the Nasdaq under the symbol WGAT.

WorldGate, Channel HyperLinking, Ultra-Thin Client and Internet on EVERY TV are service marks of WorldGate Service, Inc.

This press release may contain forward-looking statements that are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Expressions of future goals and similar expressions including, without limitation, expressions using the terminology "may," "will," "believes," "plans," "expects," "anticipates," "predicts," "forecasts," and expressions which otherwise reflect something other than historical fact are intended to identify forward-looking statements. These forward-looking statements involve a number of risks and uncertainties, including the timely development and market acceptance of products and technologies and other factors described in the Company's filings with the Securities and Exchange Commission. The actual results may differ materially from any forward-looking statements due to such risks and uncertainties. The Company undertakes no obligation to revise or update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this release.

Contact:
Louise Mooney/ JLM Partners For WorldGate Communications lrm@jlmpartners.com/_206.381.3600